Exhibit 10(l)

                                                                ExecutionVersion
                                AMENDMENT NO. 10
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

          THIS AMENDMENT NO. 10 TO RECEIVABLES PURCHASE AGREEMENT (the "Amendment") dated as of February 25, 2000 is entered into by and among APR

FUNDING CORPORATION, a Delaware corporation ("Seller"), UNIVERSAL PREMIUM

ACCEPTANCE CORPORATION, a Missouri corporation, individually ("UPAC") and as

Servicer (in such capacity, the "Servicer"), TRANSFINANCIAL HOLDINGS, INC., a

Delaware corporation (the "Parent"), EAGLEFUNDING CAPITAL CORPORATION, a

Delaware corporation ("Purchaser"), and BANKBOSTON, N.A., (as "Agent", as

"Custodian" and in its individual capacity).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix A to the "Agreement" (as defined below).

                              W I T N E S S E T H:
          WHEREAS, the Seller, UPAC, the Servicer, the Parent, the Purchaser and the Agent have entered into that certain Receivables Purchase Agreement dated as of December 31, 1996 (as the same has been amended, restated, supplemented or otherwise modified from time to time through the date hereof, the "Agreement";

the terms defined therein being used herein as therein defined unless otherwise defined herein), pursuant to which, among other things, the Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Seller, undivided percentage interests in the Seller's Receivables; and
          WHEREAS, the parties hereto have agreed to modify certain terms and provisions of the Agreement as set forth herein;
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1.  AMENDMENTS TO THE AGREEMENT.  Effective as of the first date on which each of the conditions set forth in Section 2 hereof shall have been satisfied, the Agreement is amended as follows:
     The definition of "Scheduled Termination Date" in Appendix A of the

Agreement is hereby amended to delete the date "March 15, 2000" and to substitute therefor "May 14, 2000".
          SECTION 2.  CONDITIONS PRECEDENT.  This Amendment shall become effective upon the satisfaction of the following conditions precedent:
          (a)  The Agent shall have received:
               (i) eight fully executed copies of (A) this Amendment, (B) Amendment No. 8 to Liquidity Agreement of even date herewith among EagleFunding Capital Corporation as "Borrower", BKB and LaSalle Bank National Association as "Liquidity Providers", BKB as "Liquidity Agent" and Bankers Trust Company as "Collateral Agent" ("Amendment No.

          8 to Liquidity Agreement") and (C) the fee letter with regard to the amendment fee to be paid to the Deal Agent on the date hereof, in the form of Exhibit A attached hereto (the "Amendment Fee Letter"); and

               (ii) such other further documents and information as the Agent shall reasonably request.
          (b) No event or condition has occurred and is continuing, or would result from the execution, delivery or performance of this Amendment, which would constitute a Liquidation Event or Unmatured Liquidation Event;
          (c) All of the fees and expenses referred to in Section 9 below, the Amendment Fee described in the Amendment Fee Letter, and any other fees and expenses owing under Section 14.05 of the Agreement or any other agreement between the parties thereto shall have been paid in full; and
          (d) The conditions precedent to the effectiveness of Amendment No. 8 to Liquidity Agreement shall have been fully satisfied.
          SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

          Upon the effectiveness of this Amendment, each of the Seller, UPAC, the Servicer and the Parent, hereby remakes and reaffirms all covenants, representations and warranties made by it (or deemed made by it) in the Agreement, the Backup Servicing Agreement, the Custody Agreement and the Parent Support Agreement (except, in each case, to the extent that such covenants, representations or warranties expressly speak as to another date).
          SECTION 4.  CONSENT AND REAFFIRMATION.  The Parent, by its execution hereof, hereby (i) consents to the execution, delivery and performance of the Amendment by all of the parties hereto and (ii) reaffirms all of its obligations and liabilities under that certain Parent Support Agreement dated as of December 31, 1996 executed by the Parent in favor of the Seller and its successors and assigns, which obligations and liabilities shall remain in full force and effect.
          SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
          SECTION 6.  SEVERABILITY.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
          SECTION 7.  REFERENCE TO AND EFFECT ON THE AGREEMENT.   Upon the

effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as previously amended and as amended hereby. Except as otherwise amended by this Amendment, the Agreement as previously amended shall continue in full force and effect and is hereby ratified and confirmed.
          SECTION 8.  COUNTERPARTS.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
          SECTION 9.  FEES AND EXPENSES.  The Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.








                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                             [Amendment No. 10  Signature Page]
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.
                              APR FUNDING CORPORATION,
                                as Seller
                              By   /s/ Kurt Huffman

                                Title  President


                              UNIVERSAL PREMIUM ACCEPTANCE CORPORATION,
                              individually and
                                as initial Servicer
                              By   /s/ Kurt Huffman

                                Title  President

                              TRANSFINANCIAL HOLDINGS, INC., as Parent
                              By   /s/ Timothy P. o'Neil

                                Title:   President

                              EAGLEFUNDING CAPITAL CORPORATION,
                                as Purchaser
                              By: FleetBoston Robertson Stephens Inc., as its attorney-in-fact
                                   By  /s/ Mark E. Gallivan

                                   Title   Director

                              BANKBOSTON, N.A., as Agent
                                   By  /s/ Mark E. Gallivan

                                   Title   Director



                                             [Amendment No. 10  Signature Page]
Acknowledged and agreed to
as of this 25th day of  February, 2000 in
accordance with Section 5.03 of that
certain Liquidity Agreement dated as of
December 31, 1996, as amended, among the
Purchaser, the financial institutions from
time to time parties thereto as liquidity providers,
BankBoston, N.A. as liquidity agent, and
Bankers Trust Company, as collateral agent
BANKBOSTON, N.A., as a Liquidity Provider
By    /s/ Mark E. Gallivan

Title     Director

LASALLE BANK NATIONAL ASSOCIATION, as a Liquidity Provider
By    /s/ Julie Harris

Title   Vice President























          WASHINGTON  155658v2     February 23, 2000 (03:19pm)